EXHIBIT 10.50a

                              AMENDED AND RESTATED
                               DOCUMENT STANDSTILL
                            AND TERMINATION AGREEMENT

     This Amended and Restated Document Standstill and Termination Agreement (this "Agreement") is made as of October 12, 2001 by and among Motient Corporation ("Motient"), Motient Services Inc. ("Sub"), Mobile Satellite Ventures LLC (formerly known as Motient Satellite Ventures LLC)("Newco") and each of the Investors (the "Investors") listed on Schedule I of the June Investment Agreement (as defined below).

     WHEREAS, Motient, Newco and the Investors entered into an Investment Agreement, dated June 22, 2000 (the "June Investment Agreement"; which term shall also be deemed to include the Parent Transfer Letter Agreement (as defined in the June Investment Agreement) and the Section 2.1 Letter (as defined in the June Investment Agreement)) whereby the Investors invested in Newco and Motient and the Investors entered into a First Amended and Restated Limited Liability Company Agreement of Newco dated June 29, 2000 (the "LLC Agreement");

     WHEREAS, the parties hereto entered into the January 2001 Investment Agreement dated as of January 8, 2001 (the "January Investment Agreement") by and among Motient, TMI Communications and Company, Limited Partnership ("TMI"), Newco, the Investors and the other parties named therein to provide for, among other things, the addition of TMI as a limited partner of Newco;

     WHEREAS, in connection with the January Investment Agreement, the parties hereto entered into a Document Standstill and Termination Agreement dated as of January 8, 2001 (the "First Document Standstill and Termination Agreement");

     WHEREAS, the parties hereto entered into an Amended and Restated Investment Agreement, dated as of the date hereof (the "October Investment Agreement") by and among Motient, TMI, Newco, the Investors and the other parties named therein which amends and restates the January Investment Agreement and provides for, among other things, the addition of TMI as a limited partner of Newco and the sale of the Convertible Notes (as defined in the October Investment Agreement);

     WHEREAS, the parties hereto desire for the terms of this Agreement to amend and restate the terms of the First Document Standstill and Termination Agreement; provided, however, that if the October Investment Agreement is terminated, the parties hereto desire that this Agreement terminate and further desire to continue thereafter with the terms and conditions of the First Document Standstill and Termination Agreement as if this Agreement were never executed; and

     WHEREAS, any capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term in the October Investment Agreement.

     NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. The parties hereby consent to the execution and delivery of the October Investment Agreement which amends and restates the January Investment Agreement and provides for, among other things, the addition of TMI as a limited partner of Newco and the sale of the Convertible Notes at the First Closing thereunder.

2. Subject to Section 3 below, this Agreement hereby amends and restates the First Document Standstill and Termination Agreement in its entirety.

3. This Agreement shall terminate upon the termination of the October Investment Agreement, and all of the terms of the First Document Standstill and Termination Agreement shall continue in full force and effect (without giving effect to this Agreement) as if this Agreement were never executed.

4. Subject to and effective upon the occurrence of the consummation of the First Closing under the October Investment Agreement (a) the June Investment Agreement shall be deemed terminated, and upon such termination all rights and obligations of the parties thereunder, other than the rights and obligations under Sections 7.9, 12, 17 and 18, shall terminate and (b) the Newco LP Agreement shall be deemed to supersede the LLC Agreement.

5. Until the occurrence of the earlier of (a) the consummation of the First Closing under the October Investment Agreement and (b) the termination of the October Investment Agreement, the parties shall not exercise any of their respective rights under the June Investment Agreement (other than those arising in connection with a breach of the June Investment Agreement by another party thereto arising prior to the date of this Agreement).

6. Whenever an agreement is said to be terminated or amended pursuant to this Agreement, this Agreement shall constitute the written consent of the parties to such agreement to such termination or amendment.

7. This Agreement is being executed and delivered in, and shall be governed by and construed according to the laws of, the State of New York (but not including any choice of law rules thereof which would lead to a contrary result). This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns. This Agreement may be assigned by a party hereto only to a person or entity to whom such party is concurrently assigning its rights under the October Investment Agreement in accordance with the terms of the October Investment Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which, when taken together, shall constitute one instrument.

                         [Signatures on Following Pages]

     IN WITNESS WHEREOF, the undersigned indicate their agreement to the above as of the day and year first above written.



                               MOTIENT CORPORATION


                               By: /s/Gary M. Parsons
                                  ----------------------------------------------
                                  Gary M. Parsons, Chairman


                               MOTIENT SERVICES INC.



                               By: /s/Gary M. Parsons
                                  ----------------------------------------------
                                  Gary M. Parsons, Chairman


                               MOBILE SATELLITE VENTURES LLC



                               By: /s/Gary M. Parsons
                                  ----------------------------------------------
                                  Gary M. Parsons, Chairman


                               TELCOM SATELLITE VENTURES INC.


                               By: /s/Rahul Prakash
                                  ----------------------------------------------
                                  Rahul Prakash, President


                               COLUMBIA SPACE (QP), INC.


                               By: /s/James B. Fleming, Jr.
                                  ----------------------------------------------
                                  James B. Fleming, Jr.
                                  Title: President

                               COLUMBIA SPACE (AI), INC.


                               By: /s/James B. Fleming, Jr.
                                  ----------------------------------------------
                                  James B. Fleming, Jr.
                                  Title: President


                               COLUMBIA SPACE PARTNERS, INC.


                               By: /s/James B. Fleming, Jr.
                                  ----------------------------------------------
                                  James B. Fleming, Jr.
                                  Title: President



                               SPECTRUM SPACE EQUITY
                               INVESTORS IV, INC.


                               By: /s/Kevin J. Maroni
                                  ----------------------------------------------
                                  Kevin J. Maroni
                                  Title:  Chairman and CEO


                               SPECTRUM SPACE IV PARALLEL, INC.


                               By: /s/Kevin J. Maroni
                                  ----------------------------------------------
                                  Kevin J. Maroni
                                  Title:  Chairman and CEO


                               SPECTRUM SPACE IV MANAGERS, INC.


                               By: /s/Kevin J. Maroni
                                  ----------------------------------------------
                                  Kevin J. Maroni
                                  Title:  Chairman and CEO